Exhibit 32.2

Certification of Chief Financial Officer Pursuant to

18 U.S.C. Section 1350, as Adopted Pursuant to

Section 906 of the Sarbanes-Oxley Act of 2002

I, M. Brinkley Morse, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of Quest Software, Inc. on Form 10-K/A for the year ended December 31, 2003, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Report fairly presents, in all material respects, the financial condition and results of operations of Quest Software, Inc.

Date: April 29, 2004	By:	/s/ M. BRINKLEY MORSE
	Name:	M. Brinkley Morse
	Title:	Vice President, Finance and Operations and Chief Financial Officer